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                                   LEASE AGREEMENT

SUBJECT MATTER OF AGREEMENT: WAREHOUSE LOCATED AT CALLE FRANCISCO EUSEBIO KINO S/N [no number], CONSTRUCTED ON LOTS 2, 3, 4, 23, 24, AND 25 OF BLOCK NUMBER 2 OF THE GARITA DE OTAY SUBDIVISION.

CONDITIONS PURSUANT TO WHICH THE COMPANY NAMED TAG-IT DE MEXICO, S.A. DE C.V., VIA ITS LEGAL REPRESENTATIVE, MARIA MAGDALENA GONZALEZ VARGAS, AS IS SHOWN IN INSTRUMENT NUMBER 13.317, VOLUME 437 OF JANUARY [illegible], 1997, DRAFTED BEFORE MR. GUILLERMO GONZALEZ HERRERA, REGULAR NOTARY OF NOTARY OFFICE NINE OF THIS MUNICIPALITY, LEASES THE ABOVE-DESCRIBED PROPERTY FROM ITS LEGITIMATE OWNER, MR. ABRAHAM BETECH MOUSSAN.

    I.-     THE PRICE OF THE LEASE IS THE SUM OF $4,500.00 DOLLARS PLUS V.A.T.,
PAYABLE IN ADVANCE MONTHLY INSTALLMENTS BEGINNING ON NOVEMBER 15, 1997 TO THE LESSOR OR HIS REPRESENTATIVE IN THE OFFICES LOCATED AT AVENIDA REVOLUCION NO. 1129, DESPACHO 205, ZONA CENTRO OF THIS CITY, WITHIN THE FIRST FIVE DAYS OF EACH DUE DATE.

    II.-    THE LESSEE HEREBY ESTABLISHES A DEPOSIT FOR THE SUM OF $18,000.00
DOLLARS TO GUARANTEE ANY DAMAGES THAT MAY BE CAUSED TO THE PROPERTY SUBJECT TO LEASE.

    III.-   THE ABOVE-DESCRIBED PROPERTY IS RECEIVED TO LESSEE'S COMPLETE
SATISFACTION, AND IT IS DECLARED FOR THE RECORD THAT IT IS IN GOOD CONDITION AND WILL BE RETURNED IN THESE SAME GOOD CONDITIONS WITHOUT ANY ADDITIONAL WEAR OTHER THAN THAT CAUSED BY THE NORMAL USE MADE OF SAID PROPERTY. OTHERWISE, LESSEE WILL PAY THE PRICE FOR THE NECESSARY REPAIRS WHEN THE DEPOSIT IS RETURNED.

    IV.-    THE TERM OF THIS AGREEMENT IS TWO YEARS, WHICH IS OBLIGATORY FOR
BOTH PARTIES, BEGINNING ON NOVEMBER 15, 1997 AND ENDING ON NOVEMBER 14, 1999, WITH THE OPTION OF ONE MORE YEAR PROVIDED LESSEE MAKES A WRITTEN REQUEST TO LESSOR TWO MONTHS IN ADVANCE AND THE LATTER AGREES TO GRANT IT TO LESSEE. DURING THE SECOND YEAR, THE RENT SHALL INCREASE BY 11% PLUS V.A.T., AND IN THE EVENT LESSEE SHOULD OPT FOR A THIRD YEAR, THE RENT WILL INCREASE BY 5% PLUS V.A.T.

    V.-     THE RENTED PROPERTY SHALL BE DESTINED EXCLUSIVELY FOR THE MAQUILA
MANUFACTURE OF PACKAGES, CARDBOARD, PAPER AND PREFABRICATED METAL, AND USING THE PROPERTY FOR ANY OTHER PURPOSE SHALL BE GROUNDS FOR THE OWNER OR LESSOR TO UNDERTAKE EVICTION PROCEEDINGS.

[Handwritten note in English]


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    VI.-    SHOULD LESSEE FAIL TO PAY A SINGLE STIPULATED RENTAL PAYMENT,
LESSOR MAY CLEARLY TERMINATE THIS AGREEMENT AND REQUEST THE IMMEDIATE EVICTION OF THE PROPERTY, AND LEGAL COSTS AND EXPENSES SHALL BE PAID BY LESSEE.

    VII.-   LESSEE SHALL BE RESPONSIBLE FOR ANY DAMAGES CAUSED TO THE RENTED
PROPERTY, FOR WHATEVER REASON, WHETHER CAUSED BY LESSEE'S FAMILY MEMBERS, DEPENDENTS OR SUBLESSEES. DAMAGES TO THE DRAINAGE AND OTHER ITEMS ON THE PROPERTY SHALL BE REPAIRED AT LESSEE'S COST, EVEN IF SAID DAMAGES ARE CAUSED BY THE USE OF SUCH ITEMS.

    VIII.-  THE FOLLOWING MAY NOT BE UNDERTAKEN WITHOUT WRITTEN PERMISSION BY
LESSOR:

            A.- VARIATIONS TO THE FORM OF THE RENTED BUILDING;

            B.- USEFUL, NECESSARY, OR DECORATIVE IMPROVEMENTS.

    IF THE RESPECTIVE PERMISSION IS GRANTED TO MAKE VARIATIONS TO THE FORM AND TO CONSTRUCT THE IMPROVEMENTS REFERRED TO IN THIS CLAUSE, THE CONDITIONS PURSUANT TO WHICH THE PERMISSION IS GRANTED MUST BE RECORDED IN THE DOCUMENT CONTAINING SAID PERMISSION. IF LESSEE MODIFIES THE FORM OF THE RENTED PROPERTY OR MAKES IMPROVEMENTS TO IT WITHOUT THE REQUIRED PERMISSION, IT SHALL BE RESPONSIBLE, IN THE FIRST CASE, PURSUANT TO THE TERMS OF ARTICLE 2315 OF THE CIVIL CODE, AND IN THE SECOND CASE, LESSOR SHALL NOT IN BE OBLIGATED IN ANY WAY TO PAY FOR THE IMPROVEMENTS AND LESSEE MAY LEAVE THEM OR TAKE THEM, PAYING FOR THE DAMAGES AND REPAIRING ANY DEFECTS IT HAS CAUSED, AND IT ACCORDINGLY WAIVES ARTICLES 2297, 2298, AND 2321 OF THE CIVIL CODE.

    IX.-    LESSEE MAY NOT, FOR ANY REASON, WITHHOLD RENTAL PAYMENTS OR REQUEST
THEIR REDUCTION, EXCEPT IN THE CASE OF ARTICLE 2294 OF THE CIVIL CODE, AND IT THEREFORE WAIVES THE RIGHTS GRANTED TO IT BY ARTICLES 2295, 2319, AND 2364 OF SAID CIVIL CODE.

    X.-     LESSEE MAY NOT SUBLEASE THE PROPERTY OR TRANSFER ITS RIGHTS AS
LESSEE WITHOUT WRITTEN PERMISSION BY LESSOR AND IT MUST BE LEASED TO PERSONS WITH THE SAME CONDITIONS OF HONESTY, AND LESSEE WAIVES THE RIGHT GRANTED TO IT BY ARTICLE 2366 OF SAID CIVIL CODE.

    XI.-    IN THE EVENT THE OWNER OF THE PROPERTY WHICH IS THE SUBJECT OF THIS
LEASE MUST MOVE THE PROPERTY, SELL THE PROPERTY, OR MODIFY ITS CONSTRUCTION, LESSEE SHALL BE OBLIGATED TO VACATE IT WITHIN A PERIOD OF 60 DAYS BEGINNING ON THE DAY IT RECEIVES THE RESPECTIVE NOTICE VIA MAIL.


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    XII.-   LESSEE DECLARES THAT IT IS PERFECTLY AWARE OF THE CONDITIONS OF THE
PROPERTY SUBJECT TO THIS LEASE, THAT IT HAS NO HIDDEN DEFECTS, AND IT THEREFORE WAIVES THE PRIVILEGES AND RIGHTS GRANTED TO IT BY ARTICLE 2286, SECTION V, AND
ARTICLE 2295 OF THE CIVIL CODE FOR THE STATE OF BAJA CALIFORNIA NORTE.

    XIII.- THE PROPERTY SUBJECT TO LEASE MEETS THE CONDITIONS OF HYGIENE ESTABLISHED BY LAW AND LESSEE AGREES TO MAINTAIN THEM AT ITS COST.

    XIV.-   THIS LEASE AGREEMENT SHALL BE TERMINATED FOR THE VARIOUS CAUSES
ESTABLISHED BY ARTICLE 2357 OF THE CIVIL CODE.

    XV.-    LESSOR MAY REQUEST THE RESCISSION OF THIS AGREEMENT FOR THE BREACH
OF ANY OF ITS CLAUSES, AS WELL AS FOR THE CAUSES SET FORTH IN ARTICLE 2363 OF THE CIVIL CODE.

THE FOREGOING HAVING BEEN READ TO THE CONTRACTING PARTIES, THEY RATIFIED AND SIGNED IT IN THE PRESENCE OF THE WITNESSES WHO ATTEST TO THE ACT.

              TIJUANA, B.C., ON THE 15th OF NOVEMBER OF 1997.

    LESSOR                        LESSEE
    [signature]                   [signature]
MR. ABRAHAM BETECH MOUSSAN   MARIA MAGDALENA GONZALEZ VARGAS
                             LEGAL REPRESENTATIVE OF
                             TAG-IT DE MEXICO, S.A. DE C.V.

    WITNESS                  WITNESS


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